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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 6, 1998
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                                  AVNET, INC.
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             (Exact name of Registrant as Specified in its Charter)

         New York                     1-4224                    11-1890605
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)

80 Cutter Mill Road, Great Neck, New York                       11021
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's Telephone Number, Including Area Code - (516) 466-7000
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                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)
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Item 5.         Other Events.

        The Registrant has entered into Employment Agreements with two of its executive officers. Such Employment Agreements are filed as Exhibits 99.1 and
99.2 hereto.

Item 7.         Financial Statements and Exhibits.

                (a)     Inapplicable.

                (b)     Inapplicable.

                (c)     Exhibits:

                99.1 Employment Agreement effective as of June 28, 1997 between the Registrant and Mr. Steven Church.

                99.2 Employment Agreement effective as of October 13, 1997 between the Registrant and Mr. Brian Hilton.

No other item of this report form is presently applicable to the Registrant.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AVNET, INC.
                                        (Registrant)

Date: February 6, 1998                  By: /s/ Raymond Sadowski
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                                            Raymond Sadowski
                                            Senior Vice President and
                                            Chief Financial Officer

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                                 EXHIBIT INDEX

EXHIBIT NUMBER                          DESCRIPTION OF EXHIBIT
--------------                          ----------------------

    99.1 Employment Agreement effective as of June 28, 1997 between the Registrant and Mr. Steven Church.

    99.2 Employment Agreement effective as of October 13, 1997 between the Registrant and Mr. Brian Hilton.